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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 (File No. 333-76338) of our report dated November 9, 2001 relating to the financial statements, which appears in Interneuron Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/  PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts

February 7, 2002